SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2002

CERTEGY INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-16427	58-2606325

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11720 Amber Park Drive Alpharetta, Georgia	30004

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (678) 867-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99.1 – Press Release of Certegy Inc. dated September 20, 2002.

Item 9. Regulation FD Disclosure

Certegy Inc. (“Certegy”) hereby furnishes the following information under this Item 9. Pursuant to the rules and regulations of the Securities and Exchange Commission, such information is not deemed to be “filed” for purposes of the Securities Exchange Act of 1934.

On September 20, 2002, Certegy issued the press release attached as Exhibit 99.1.

Exhibit No.	Description

99.1	Press Release of Certegy Inc. dated September 20, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTEGY INC.

Date:	September 20, 2002	By:	/s/ Michael T. Vollkommer Michael T. Vollkommer Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

     The following Exhibit is being filed with this Report.

Exhibit No.	Description

99.1	Press Release of Certegy Inc. dated September 20, 2002.